Summary Prospectus Supplement

August 16, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 16, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated April 30, 2013, as amended June 12, 2013, of:

Global Franchise Portfolio
(the "Portfolio")

All references in the Summary Prospectus to Morgan Stanley Services Company Inc., as transfer agent, are hereby deleted and replaced with Boston Financial Data Services, Inc.

***

At Joint Special Meetings of Shareholders, Class H shareholders of the Portfolio approved a Plan of Reclassification for the Portfolio pursuant to which Class H shares will be reclassified as Class P shares and the corresponding Articles of Amendment to the Fund's Articles of Amendment and Restatement. Upon the reclassification, each Class H shareholder of the Portfolio will own Class P shares of the Portfolio having an aggregate value equal to the aggregate value of Class H shares of the Portfolio held by that shareholder as of the close of business of the day of the reclassification. It is expected that the closing date of the reclassification whereby the Plan of Reclassification will take effect will be September 9, 2013. In addition, the Board of Directors of the Fund has approved renaming the Portfolio's Class P shares as "Class A shares." As a result, effective September 9, 2013, all references to Class H shares of the Portfolio in the Summary Prospectus are hereby deleted and all references to Class P shares of the Portfolio in the Summary Prospectus are hereby changed to Class A shares.

Please retain this supplement for future reference.

  GLFPSPT-0813